UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

  FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):
February 21, 2018

PRA Health Sciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36732	46-3640387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
  4130 ParkLake Avenue
Suite 400
Raleigh, NC 27612
(919) 786-8200
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions.

On February 21, 2018, PRA Health Sciences, Inc. (the “Company”) issued a press release announcing the results of the Company’s operations for the quarter and year ended December 31, 2017.  The press release is furnished as Exhibit 99.1 to this Report and is hereby incorporated by reference in this Item 2.02.

As provided in General Instruction B.2 of Form 8-K, the information and exhibit contained in this Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description of Document
99.1	Press Release dated February 21, 2018

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

PRA Health Sciences, Inc.

Date: February 21, 2018	By:	/s/ Linda Baddour
	Name:	Linda Baddour
	Title:	Executive Vice President and Chief Financial Officer